Lease liabilities	12 Months Ended
Dec. 31, 2021
Disclosure of Lease Liabilities [Abstract]
Lease liabilities
11.	Lease liabilities

On February 14, 2020, prior to the closing of the RTO Transaction, BIT Management, LLC, Nyam, LLC and BIT Mining International, LLC (collectively the "Sellers", all companies controlled by the CEO of Digihost) sold to the Company leasehold improvements and equipment and transferred and assigned the lease of the 1001 East Delavan facility. As consideration, Digihost issued 164,000 common shares. These transactions resulted in increases in equipment of $2,760,000, leasehold improvements of $1,040,000, intangible assets of $1,680,000 and right of use assets and lease liabilities of $2,588,107 for a total of $5,480,000 recorded in share capital.

At the time of the transaction, the leases were valued based on their initial term ending in March 2023 including renewal options with the intention to renew the leases for an additional 10 years. When measuring lease liability, the Company's incremental borrowing rate applied was estimated to be 10% per annum.

On December 31, 2021, the Company entered into a 99 year lease for the 1001 East Delavan facility in exchange for a one time prepayment of $2.3 million. This long-term lease is treated as a lease modification of the current lease. Refer to note 9.

The continuity of the lease liabilities are presented in the table below:

	As at December 31,	As at December 31,
	2021	2020
Balance, beginning of period	$2,546,160	$-
Additions	-	2,588,107
Interest	236,680	216,434
Lease payments	(2,647,669)	(258,381)
Modification of lease	(135,171)	-
Balance, end of period	$-	$2,546,160

Current portion	$-	$111,672
Non-current portion	-	2,434,488
Total lease liabilities	$-	$2,546,160